UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 6, 2013
Date of Report (Date of earliest event reported)

GTJ REIT, INC.
(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hempstead Avenue
West Hempstead, New York
11552
 (Address of principal executive offices) (Zip Code)

(516) 693-5500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders

On June 6, 2013, GTJ REIT, Inc. (the “Company”) held its annual meeting of stockholders.  The Company’s stockholders elected the following Class I directors to serve a three-year term on the Company’s Board of Directors by the following vote:

Election of Directors	Votes For	Votes Withheld
Joseph F. Barone	7,040,588	197,203
Douglas A. Cooper	7,035,356	202,435
Harvey I. Schneider	7,091,889	145,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2013	GTJ REIT, INC.

By: /s/ Paul Cooper
Paul Cooper
Chief Executive Officer